UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

Immunovant, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38906	83-2771572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 West 37th Street New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 580-3099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMVT	The Nasdaq Stock Market LLC
Warrants to receive one half of one share of Common Stock	IMVTW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock and one Warrant to receive one half of one share of Common Stock	IMVTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.02	Unregistered Sales of Equity Securities.

On May 14, 2020, Immunovant, Inc. (“Immunovant”) issued a press release announcing that it had achieved the first milestone earnout of 10,000,000 shares (the “Earnout Shares”) of Immunovant common stock (the “Common Stock”) issuable to the former stockholders of Immunovant Sciences Ltd. (the “Sellers”) pursuant to the Share Exchange Agreement, dated as of September 29, 2019 (the “Share Exchange Agreement”), by and among Health Sciences Acquisitions Corporation (“HSAC”), Immunovant Sciences Ltd., the Sellers and Roivant Sciences Ltd., as representative of the Sellers, relating to the business combination with HSAC (the “Business Combination”). A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

As previously disclosed, pursuant to the Share Exchange Agreement, the Sellers were entitled to receive an additional 10,000,000 shares of Common Stock after the closing of the Business Combination if the volume-weighted average price of the Common Stock was equal to or exceeded $17.50 per share for any 20 trading days within any 30 trading-day period prior to March 31, 2023. This condition was met as of May 12, 2020. In addition, upon the satisfaction of this condition, 900,000 shares of Common Stock held by HSAC’s sponsor, Health Sciences Holdings, LLC, vested and are no longer subject to forfeiture.

The Earnout Shares are being issued in reliance upon an exemption from the registration requirements pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On May 14, 2020, Immunovant issued a press release announcing the redemption of all of its outstanding warrants (the “Warrants”) to purchase shares of Common Stock that were issued under the Warrant Agreement, dated May 9, 2019, by and between HSAC and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), as part of the units sold in HSAC’s initial public offering. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

A copy of the Notice of Redemption delivered by Immunovant is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Neither this Current Report on Form 8-K, the press release attached hereto as Exhibit 99.1 nor the Notice of Redemption attached hereto as Exhibit 99.2 constitutes an offer to sell or the solicitation of an offer to buy any securities of Immunovant, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1	Press Release, dated May 14, 2020.

99.2	Notice of Redemption, dated May 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2020	IMMUNOVANT, INC.

	By:	/s/ Peter Salzmann, M.D.
Peter Salzmann, M.D.
Chief Executive Officer